Statements of Net Assets Available for Benefits - EBP 020 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Plan's Interest in Commingled Trust:
Measured at Fair Value	$ 96,972	$ 84,728
Measured at Contract Value	11,203	14,403
Total	108,175	99,131
Pooled Separate Account at Fair Value	0	690
Notes Receivable from Participants	5,074	4,851
Net Assets Available for Benefits	$ 113,249	$ 104,672